Exhibit 99.3

ENERGY SERVICES OF AMERICA CORPORATION

CONSOLIDATED PRO FORMA BALANCE SHEETS

As of September 30, 2021

Assets

Current assets
Cash and cash equivalents	$9,444,115
Accounts receivable-trade	21,092,517
Allowance for doubtful accounts	(70,310)
Retainages receivable	917,526
Other receivables	543,328
Contract assets	8,730,402
Prepaid expenses and other	3,541,000
Total current assets	44,198,578

Property, plant and equipment, at cost	66,854,799
less accumulated depreciation	(39,335,686)
Total fixed assets	27,519,113

Right of use asset, finance lease	228,300

Acquired intangible assets, net	4,643,521
Goodwill	3,426,070
Total assets	$80,015,582

Liabilities and shareholders' equity
Current liabilities
Current maturities of long-term debt	$5,232,574
Lines of credit and short term borrowings	5,040,250
Accounts payable	7,285,392
Accrued expenses and other current liabilities	5,599,702
Contract liabilities	3,153,290
Total current liabilities	26,311,208

Long-term debt, less current maturities	14,637,519
Deferred income taxes payable	1,758,433
Total liabilities	42,707,160

Shareholders' equity

Preferred stock, $.0001 par value, Authorized 1,000,000 shares, 206 issued at September 30, 2021	-

Common stock, $.0001 par value
Authorized 50,000,000 shares 14,839,836 issued and 13,621,406 outstanding at September 30, 2021 prior to acquisition and 419,287 shares issued at acquisition closing, 2,626,492 shares converted from 206 preferred shares in October 2022	1,526

Treasury stock, 1,218,430 shares at September 30, 2021	(122)

Additional paid in capital	61,670,657
Retained earnings (deficit)	(24,363,639)
Total shareholders' equity	37,308,422
Total liabilities and shareholders' equity	$80,015,582

ENERGY SERVICES OF AMERICA CORPORATION

CONSOLIDATED PRO FORMA STATEMENTS OF INCOME

For the year ended September 30, 2021

Revenue	$131,909,475

Cost of revenues	116,534,866

Gross profit	15,374,609
Selling and administrative expenses	14,444,059
Income from operations	930,550

Other income (expense)
Interest income	286,645
Paycheck Protection Program (“PPP”) loan forgiveness & other grants	10,509,821
Other nonoperating expense	(714,030)
Interest expense	(928,965)
Gain on sale of equipment	930,481
10,083,952
Income before income taxes	11,014,502

Income tax expense	245,871
Net income	10,768,631

Dividends on preferred stock	284,238

Net income available to common shareholders	$10,484,393

Weighted average shares outstanding-basic	14,040,693

Weighted average shares-diluted	17,407,711

Earnings per share available to common shareholders	$0.75

Earnings per share-diluted available to common shareholders	$0.60

	Energy Services of America Corporation Consolidated Balance Sheets (Audited) September 30, 2021	Purchase Allocation Entry		Pro Forma Adjusting Entries		Energy Services of America Corporation Consolidated Pro Forma Balance Sheets September 30, 2021
Assets
Current assets
Cash and cash equivalents	$8,226,739	$-		$1,217,376	(g)	$9,444,115
Accounts receivable-trade	21,092,517	-		-		21,092,517
Allowance for doubtful accounts	(70,310)			-		(70,310)
Retainages receivable	917,526	-		-		917,526
Other receivables	543,328	-		-		543,328
Contract assets	8,730,402	-		-		8,730,402
Prepaid expenses and other	3,541,000	-		-		3,541,000
Total current assets	42,981,202	-		1,217,376		44,198,578

Property, plant and equipment, at cost	61,145,705	5,709,094	(a)	-		66,854,799
less accumulated depreciation	(38,195,686)	-		(1,140,000)	(h)	(39,335,686)
Total fixed assets	22,950,019	5,709,094		(1,140,000)		27,519,113

Right of use asset, finance lease	-	-		228,300	(i)	228,300

Acquired intangible assets, net	2,425,923	2,505,598	(b)	(288,000)	(j)	4,643,521
Goodwill	1,814,317	1,611,753	(c)	-		3,426,070

Total assets	$70,171,461	$9,826,445		$17,676		$80,015,582

Liabilities and shareholders' equity
Current liabilities
Current maturities of long-term debt	$3,401,574	$-		$1,831,000	(k)	$5,232,574
Lines of credit and short term borrowings	5,040,250	-		-		5,040,250
Accounts payable	7,285,392	-		-		7,285,392
Accrued expenses and other current liabilities	5,599,702	-		-		5,599,702
Contract liabilities	3,153,290	-		-		3,153,290
Income tax payable	-
Total current liabilities	24,480,208	-		1,831,000		26,311,208

Long-term debt, less current maturities	9,020,774	8,826,445	(d)	(3,209,700)	(l) (k)	14,637,519
Deferred income taxes payable	2,033,433	-		(275,000)	(m)	1,758,433
Total liabilities	35,534,415	8,826,445		(3,484,700)		42,707,160

Shareholders' equity

Preferred stock, $.0001 par value, Authorized 1,000,000 shares, 206 issued at September 30, 2021	-	-		-		-

Common stock, $.0001 par value
Authorized 50,000,000 shares 14,839,836 issued and 13,621,406 outstanding at September 30, 2021 prior to acquisition and 419,287 shares issued at acquisition closing, 2,626,492 shares converted from 206 preferred shares in October 2022	1,484	42	(e)	-		1,526

Treasury stock, 1,218,430 shares at September 30, 2021	(122)					(122)

Additional paid in capital	60,670,699	999,958	(f)	-		61,670,657
Retained earnings (deficit)	(26,035,015)	-		1,671,376	(n)	(24,363,639)

Total shareholders' equity	34,637,046	1,000,000		1,671,376		37,308,422

Total liabilities and shareholders' equity	$70,171,461	$9,826,445		$17,676		$80,015,582

(a)	Property, plant and equipment acquired in purchase at stepped up value
(b)	Non-compete valued at $379,149, customer list valued at $1,929,144, and tradename values at $197,335
(c)	Goodwill acquired in purchase allocation
(d)	Bank debt to finance purchase $7,500,000, fair value of seller note $936,000, debt assumed $390,000,
(e)	Par value of 419,287 common shares issued as purchase consideration
(f)	Value of 419,287 common shares issued as purchase consideration less par value
(g)	Cash flow effect of adjustments
(h)	Depreciation based on stepped up asset value, $95,000 x 12 months
(i)	Right to use finance leases, $365,000 less $136,700 amortization
(j)	Amortization of intangible assets, $24,000 x 12 months
(k)	Reclass current portion of long-term debt, $1,431,000 bank debt, $250,000 seller note, $150,000 finance leases
(l)	Note payable from right to use finance lease, $365,000 plus $29,300 accreted interest less $150,000 in lease payments, less $250,000 seller note payment, less $1,373,000 in bank payments
(m)	Current year deferred income tax adjustment
(n)	Net income fromTSP audited financial statements, partially offset by pro forma income statement adjustments

	Energy Services of America Corporation Consolidated Statements of Income (Audited) For the Year Ended September 30, 2021	Tri-State Paving & Sealcoating Statements of Income (Audited) For the Year Ended December 31, 2021	Pro Forma Adjustments		Energy Services of America Corporation Consolidated Pro Forma Statements of Income For the years Ended September 30, 2021
Revenue	$122,465,826	$9,443,649	$-		$131,909,475

Cost of revenues	109,544,804	7,614,062	(624,000)	(a)	116,534,866

Gross profit	12,921,022	1,829,587	624,000		15,374,609

Selling and administrative expenses	13,813,644	780,415	(150,000)	(b)	14,444,059
(Loss) income from operations	(892,622)	1,049,172	774,000		930,550

Other income (expense)
Interest income	286,645	-	-		286,645
Paycheck Protection Program ("PPP") loan forgiveness & other grants	9,839,100	670,721	-		10,509,821
Other nonoperating (expense) income	(289,330)	-	(424,700)	(c)	(714,030)
Interest expense	(557,320)	(32,345)	(339,300)	(d)	(928,965)
Gain on sale of equipment	681,653	248,828	-		930,481
	9,960,748	887,204	(764,000)		10,083,952

Income before income taxes	9,068,126	1,936,376	10,000		11,014,502

Income tax (benefit) expense	(29,129)	-	275,000	(e)	245,871
Net income	9,097,255	1,936,376	(265,000)		10,768,631

Dividends on preferred stock	284,238	-	-		284,238

Net income (loss) available to common shareholders	$8,813,017	$1,936,376	$(265,000)		$10,484,393

Weighted average shares outstanding-basic	13,621,406		419,287		14,040,693

Weighted average shares-diluted	16,988,424		419,287		17,407,711

Earnings per share available to common shareholders	$0.647				$0.747

Earnings per share-diluted available to common shareholders	$0.519				$0.602

(a)	$176,000 depreciation expense increase for the stepped up value of property, plant and equipment, and $800,000 salary & burden expense decrease for employees not retained and salary adjustments
(b)	$150,000 decrease to building lease expense, $136,700 reclassed to other expense (finance lease amortization) and $13,300 reclassed to interest expense
(c)	$136,700 right to use-finance lease amortization expense and $288,000 intangible asset amortization expense
(d)	$326,000 increase in interest expense for debt incurred to finance purchase and $13,300 increase from finance lease
(e)	$342,000 tax expense adjustment due to TSP previously filing as an "S" corporation during audited periods and $67,000 tax benefit of pro forma adjustments